UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 21, 2019

DAWSON GEOPHYSICAL COMPANY

(Exact name of Registrant as specified in its charter)

TEXAS	001-32472	74-2095844
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

508 West Wall, Suite 800

Midland, Texas 79701

(Address of principal executive offices) (Zip Code)

(432) 684-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act       (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act         (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.                                        Entry Into Material Definitive Agreements.

Amendment to Credit Facility

On November 23, 2018, Dawson Geophysical Company (the “Company”) entered into a Seventeenth Amendment (the “Amendment”) to the Amended and Restated Loan and Security Agreement (as amended, the “Amended Loan Agreement”) with its lender, Veritex Community Bank, a Texas state bank (“Veritex Bank”). The Amendment amended the payment schedule and the interest rate terms of a letter of credit issued by Veritex Bank at the Company’s request. A copy of the Amendment is attached hereto as Exhibit 10.1.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein.

Item 2.03.                                        Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01.                                        Regulation FD Disclosure.

On February 21, 2019, the Company issued a press release announcing that it plans to publicly release its preliminary and unaudited financial results for its 2018 year-end and the quarter ended December 31, 2018, the Company’s fourth quarter of 2018, before the market opens on Thursday, February 28, 2019. In addition, the Company announced that an investors’ conference call to review the fourth quarter results will be held on Thursday, February 28, 2019, at 9:00 a.m. Central Time.

A copy of the press release is furnished as an exhibit to this Current Report. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION
10.1	—	Seventeenth Amendment to Amended and Restated Loan and Security Agreement, by and between Dawson Geophysical Company and Veritex Community Bank, dated November 23, 2018.
99.1	—	Press release, dated February 21, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY

Date: February 21, 2019	By:	/s/ James K. Brata
James K. Brata
Executive Vice President, Chief Financial Officer, Secretary and Treasurer